SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

  Filed by the Registrant [x]
  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement       [ ]   Confidential, for  Use  of the
                                               Commission Only  (as permitted
                                               by Rule 14a-6(e)(2))

  [x]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [x]  $125  per   Exchange   Act   Rules   0-11(c)(1)(ii),  14a-6(i)(1),  or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]  Fee computed on table  below  per  Exchange  Act Rules 14a-6(i)(4) and
       0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

  [ ]  Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:






                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                75 Hammond Street

                         Worcester, Massachusetts 01610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 26, 1995

    PLEASE TAKE NOTICE that the 1995 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Marriott Hotel, Lincoln Square, Worcester, Massachusetts, on Wednesday, April 26, 1995 at 2:00 o'clock P.M., local time, for the following purposes:

    (1) To elect three directors (by the holders of Common Stock only) and six directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified;

    (2) To approve the appointment of Deloitte & Touche LLP as independent auditors of the accounts of the Company for 1995 (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

    (3) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

    Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on March 1, 1995 will be entitled to vote.

                                  By Order of the Board of Directors

                                  HEIDI J. EDDINS
                                  Secretary and General Counsel
                                  PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 31, 1995

    If you are the holder of record of only one class of the Company's capital stock, only one proxy card is enclosed. If you are the holder of record of both Common Stock and Preferred Stock, two proxy cards are enclosed. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.








                    PROVIDENCE AND WORCESTER RAILROAD COMPANY


                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 26, 1995


                     SOLICITATION AND REVOCATION OF PROXIES

    The accompanying proxy or proxies are solicited by the Board of Directors of Providence and Worcester Railroad Company (herein called the "Company"), in connection with the annual meeting of the shareholders to be held April 26, 1995, and the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

    This proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on March 31, 1995.

                                VOTING AT MEETING

    Only shareholders of record at the close of business on March 1, 1995 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting. The holders of the Company's Preferred Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred
Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

   Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented at the meeting, and the Preferred Stock directors will be similarly elected by the holders of a majority of the Preferred Stock.

    Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to any other matter, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accord-ingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates.








    Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.

    On the record date, there were 2,011,137 shares of the Company's Common Stock and 653 shares of the Company's Preferred Stock outstanding.

                              ELECTION OF DIRECTORS

    At the annual meeting, three Common Stock directors and six Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                             Principal Occupation                 Director
Name and Age                 During Past Five Years               Since

                             Common Stock Director Nominees:

Robert H. Eder (62)          Chairman of the Company              1965
Ronald P. Chrzanowski (52)   Vice President of the Company        1989
William J. LeDoux (63)       Attorney, Christopher and LeDoux     1990

                             Preferred Stock Director Nominees:

Orville R. Harrold (62)      President of the Company             1978
John H. Cronin (61)          President, Ideal Products, Inc.      1986
                               (restaurant supplies)
Robert J. Easton (51)        Treasurer of the Company             1989
John J. Healy (58)           President and Chief Executive        1991
                               Officer, HMA Behavioral Health, Inc.
                               (behavioral health care
                               management services)
                               (prior to December 1991, President,
                               PresMet Corporation)
J. Joseph Garrahy (64)       President, J. Joseph Garrahy &       1992
                               Associates, Inc.
                               (business consultants)
Francis M. White (67)        Retired; until December 1987,        1987
                               Chairman, Bank of Boston
                               Connecticut

    Dates of directorships include directorships of the Company's predecessors.

    Mr. White is also a director of MacDermid, Incorporated.

    Except as noted in the above table, all of the present directors and nominees have been engaged in their present principal occupations in the same or similar capacities during the past five years.

                                        2







    The Board of Directors has an Audit Committee currently comprised of John H. Cronin, Chairman, J. Joseph Garrahy, and Francis M. White. The Audit Committee is primarily responsible for overseeing the Company's internal accounting procedures and its relationship with its independent auditors. The Board does not have nominating or compensation committees or committees performing similar functions.

    The Board of Directors held five meetings and the Audit Committee held three meetings during the fiscal year ended December 31, 1994.

    During the fiscal year ended December 31, 1994, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee received $300 for each attended meeting of that committee (other than the Chairman, who received $350). The Stock Option Committee, consisting of William J. LeDoux, Chairman, and John J. Healy, held one meeting and received the same per meeting compensation as the Audit Committee.

    During the month of January of each year, beginning in 1994, directors of the Company who were serving as such on the preceding December 31 and are not fulltime employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the fair market value of the Common Stock on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director), provided, no option is exercisable within six months following the date of grant.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

        Name and                                               All Other
        Principal                                            Compensation
        Position             Year        Salary($)             ($)(1)(2)

        Robert H. Eder       1994        $265,002               $47,413
           Chairman and      1993        $253,542               $49,901
           Chief Executive   1992        $246,480
           Officer


        Orville R. Harrold   1994        $203,962               $39,784
           President         1993        $195,547               $40,847
                             1992        $189,706

        Ronald P.            1994        $118,804               $ 7,160
         Chrzanowski         1993        $115,247               $ 5,663
           Vice President    1992        $111,287

        Heidi J. Eddins      1994        $118,658               $ 7,203
           Secretary and     1993        $110,744               $ 5,416
           General Counsel   1992        $104,350

        Robert J. Easton     1994        $107,136               $ 6,474
           Treasurer         1993        $102,075               $ 4,983
                             1992        $ 96,005

                                        3












(1) In accordance with transitional provisions of the executive officer comp-ensation disclosure rules adopted by the Securities and Exchange Commiss-ion, amounts of "All Other Compensation" are excluded for 1992.

(2) Includes (i) premiums paid for life insurance coverage and (ii) amounts paid directly to the accounts of officers under the Company's simplified employee pension plan.

                        Life Insurance Premiums       Employee Pension Plan
    Mr.  Eder                $38,413                       $  9,000
    Mr.  Harrold             $30,784                       $  9,000
    Mr.  Chrzanowski                                       $  7,160
    Mrs. Eddins                                            $  7,203
    Mr.  Easton                                            $  6,474



































                                        4










                Option/SAR Grants in Last Fiscal Year(1)


                      Individual Grants

                        Number of
                        Securities    % of Total
                        Underlying    Options/SARs   Exercise
                        Options/      Granted to     or base
                        SARs          Employees in   Price        Expiration
Name                    Granted (#)   Fiscal Year    ($/Share)     Date(2)
Orville R. Harrold      897             13%          $7.50       January 2, 2004

Ronald P. Chrzanowski   463              7%          $7.50       January 2, 2004

Heidi J. Eddins         268              4%          $7.50       January 2, 2004

Robert J. Easton        244              3%          $7.50       January 2, 2004

(1) An "SAR" is a stock appreciation right, a form of incentive compensation usually based on increases in the market value of a company's publicly traded stock. The Company does not grant SARs, but it does grant options for shares of its common stock under its Non-Qualified Stock Option Plan.

(2) All options are fully exercisable during the period July 2, 1994-January 2, 2004, subject to earlier termination in the event of the termination of the grantee's employment.



            Aggregated Option/SAR Exercises in Last Fiscal Year
                       and FY-End Option/SAR Values


                                         Number of
                                         Securities          Value of
                                         Underlying          Unexercised
                                         Unexercised         In-the-Money
                                         Options/SARs at     Options/SARs at
                                         FY-End (#)          FY-End ($)
              Shares
             Acquired on     Value       Exercisable/         Exercisable/
Name         Exercise (#)  Realized ($)  Unexercisable(1)     Unexercisable(1)

Orville R.      462         $ 1,719         1,881               $    0
 Harrold

Ronald P.       620         $   528           420               $    0
 Chrzanowski

Heidi J.        345         $ 1,395           949               $  846
 Eddins

Robert J.       171         $   770           859               $  951
 Easton

(1) All options are presently exercisable.
                                        5








         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of
1934) who, to the best of the Company's knowledge, were on March 1, 1995 the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owners' Preferred Stock were converted in whole into Common Stock.

                                                           Percent
Name and Address             Number of Shares Owned        of Class (1)
Robert H. and Linda Eder     996,492 (Common)                 50%
2441 S.E. Bahia Way                500 (Preferred)            77%
Stuart, Florida 34996

   (1) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 51% of the outstanding Common Stock.

   Of the shares owned by Mr. and Mrs. Eder, 921,912 Common shares and 500 Preferred shares were held directly by Mr. Eder, and 74,580 Common shares were held directly by Mrs. Eder. By reason of their ownership, Mr. and Mrs. Eder may be deemed to be "control persons" with respect to the Company.

   The following table reflects as of March 1, 1995, the beneficial ownership of shares of Common Stock and Preferred Stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

Name of individual                           Common    Common Shares   Percent
or Identification       Shares    Subject to  of Class  Percent of      Preferred
of Group                Owned(1)   Options      (1)     Shares Owned    of Class
Ronald P. Chrzanowski     3242         938       *           -            -
John H. Cronin             660         280       *           -            -
Robert J. Easton (a)       561        1062       *           -            -
Heidi J. Eddins           1751        1250       *           -            -
Robert H. Eder    See "Security Ownership of Certain Beneficial Owners
                                and Management", above.
J. Joseph Garrahy          500         330       *           -            -
Orville R. Harrold(b)   18,000        2643       *           -            -
John J. Healy              200         250       *           -            -
William J. LeDoux          600         570       *           -            -
Francis M. White(c)       1500         830       *           -            -

All directors
and officers
as a group
(10 persons)          1,023,506       8153      51%         500          77%
________________

                                        6







(1) Assumes no conversion of Preferred Stock and excludes shares which may be acquired by the exercise of options.

  *  Less than 1%

(a)  Includes 18 shares held by Mr. Easton's wife in her name.

(b) Includes 1700 Common shares held by Mr. Harrold's wife in her own name, and 2600 Common shares held by a custodian in an individual retirement account for the benefit of Mr. Harrold.

(c) Includes 500 Common shares held by a partnership in which Mr. White and his wife hold in the aggregate a 75% partnership interest.


                            INDEPENDENT PUBLIC ACCOUNTANTS

    The Audit Committee of the Board of Directors has recommended that Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 1994, be appointed as independent auditors of the accounts of the Company for the year 1995. As a matter of corporate practice, the shareholders will be asked to approve the appointment. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he so desires, and that such representative will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

    A copy of the annual report of the Company for the year ended December 31, 1994 is enclosed. Such report is not part of this proxy statement.

                        PROPOSALS FOR 1996 ANNUAL MEETING

    The 1996 annual meeting of the shareholders of the Company is scheduled to be held April 24, 1996. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 28, 1995.

                                  OTHER MATTERS

    No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon accord-ing to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                                        7







                        By Order of the Board of Directors

                        HEIDI J. EDDINS
                        Secretary and General Counsel
                        PROVIDENCE AND WORCESTER RAILROAD COMPANY


Dated:  March 31, 1995



PW019258.AR2












                                        8


   PROXY                 PROVIDENCE AND WORCESTER RAILROAD COMPANY
   (PREFERRED STOCK)                                     Annual Meeting of
   Shareholders - April 26, 1995

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 26, 1995 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1. ELECTION OF DIRECTORS: FOR all nominees listed below (except WITHHOLD AUTHORITY to vote for all as marked to the contrary below)
   nominees listed below  __
                          J. Cronin, R. Easton, J. Garrahy, O. Harrold, J. Healy, F. White

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   _______________________________________________________________________
   _______________________________________________
   2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as independent auditors of the Company
      for 1995:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be  voted in the manner
   directed herein by the  undersigned  stockholder.    If no direction is
   made, this proxy will be voted for Proposals 1 and 2.



   PROXY                 PROVIDENCE AND WORCESTER RAILROAD COMPANY

   (PREFERRED STOCK)                                     Annual Meeting of
   Shareholders - April 26, 1995

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 26, 1995 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1. ELECTION OF DIRECTORS: FOR all nominees listed below (except WITHHOLD AUTHORITY to vote for all as marked to the contrary below)
   nominees listed below  __
                          J. Cronin, R. Easton, J. Garrahy, O. Harrold, J. Healy, F. White

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   _______________________________________________________________________
   _______________________________________________
   2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as independent auditors of the Company
      for 1995:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be  voted in the manner
   directed herein by the  undersigned  stockholder.    If no direction is
   made, this proxy will be voted for Proposals 1 and 2.



   PROXY                 PROVIDENCE AND WORCESTER RAILROAD COMPANY
   (PREFERRED STOCK)                                     Annual Meeting of
   Shareholders - April 26, 1995

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 26, 1995 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1. ELECTION OF DIRECTORS: FOR all nominees listed below (except WITHHOLD AUTHORITY to vote for all as marked to the contrary below)
   nominees listed below  __
                          J. Cronin, R. Easton, J. Garrahy, O. Harrold, J. Healy, F. White

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   _______________________________________________________________________
   _______________________________________________
   2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as independent auditors of the Company
      for 1995:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be  voted in the manner
   directed herein by the  undersigned  stockholder.    If no direction is
   made, this proxy will be voted for Proposals 1 and 2.



                   PLEASE DATE, SIGN AND RETURN THIS PROXY

   (Sign      exactly      as      your      name      appears     hereon.
   Dated:............................., 1995
   When signing as attorney, executor, administrator,
   trustee,   guardian    or    in    a    corporate    capacity,   please
   Signed:..................................
   give full title as such.  In case of joint tenants
   or      multiple      owners,      each      party      must     sign.)
   .........................................















                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY



                   PLEASE DATE, SIGN AND RETURN THIS PROXY

   (Sign      exactly      as      your      name      appears     hereon.
   Dated:............................., 1995
   When signing as attorney, executor, administrator,
   trustee,   guardian    or    in    a    corporate    capacity,   please
   Signed:..................................
   give full title as such.  In case of joint tenants
   or      multiple      owners,      each      party      must     sign.)
   .........................................















                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

                   PLEASE DATE, SIGN AND RETURN THIS PROXY

   (Sign      exactly      as      your      name      appears     hereon.
   Dated:............................., 1995
   When signing as attorney, executor, administrator,
   trustee,   guardian    or    in    a    corporate    capacity,   please
   Signed:..................................
   give full title as such.  In case of joint tenants
   or      multiple      owners,      each      party      must     sign.)
   .........................................














                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


   PROXY                 PROVIDENCE AND WORCESTER RAILROAD COMPANY
   (COMMON STOCK)                           Annual Meeting of Shareholders
   - April 26, 1995

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 26, 1995 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1.  ELECTION  OF  DIRECTORS:    FOR  all  nominees listed below (except
   WITHHOLD AUTHORITY to vote for all
                                          as marked to the contrary below)
   nominees listed below  __
                       R. Chrzanowski, R. Eder, W. LeDoux

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   _______________________________________________________________________
   _______________________________________________
   2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as independent auditors of the Company
      for 1995:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be  voted in the manner
   directed herein by the  undersigned  stockholder.    If no direction is
   made, this proxy will be voted for Proposals 1 and 2.

                   PLEASE DATE, SIGN AND RETURN THIS PROXY

   (Sign      exactly      as      your      name      appears     hereon.
   Dated:............................., 1995
   When signing as attorney, executor, administrator,
   trustee,   guardian    or    in    a    corporate    capacity,   please
   Signed:..................................
   give full title as such.  In case of joint tenants
   or      multiple      owners,      each      party      must     sign.)
   .........................................
















                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


   PROXY                 PROVIDENCE AND WORCESTER RAILROAD COMPANY
   (PREFERRED STOCK)                                    Annual Meeting of
   Shareholders - April 26, 1995

      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 26, 1995 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

   1. ELECTION OF DIRECTORS: FOR all nominees listed below (except WITHHOLD AUTHORITY to vote for all as marked to the contrary below)
   nominees listed below  __
                         J. Cronin, R. Easton, J. Garrahy, O. Harrold, J. Healy, F. White

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   ______________________________________________________________________
   ________________________________________________
   2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as independent auditors of the Company
      for 1995:  __ FOR    __ AGAINST    __ ABSTAIN

   3. In their discretion, upon such other matters as may properly come before the meeting.

      This  proxy  when  properly  executed  will  be voted in the manner
   directed herein by the  undersigned  stockholder.   If no direction is
   made, this proxy will be voted for Proposals 1 and 2.

                  PLEASE DATE, SIGN AND RETURN THIS PROXY

   (Sign     exactly      as      your      name      appears     hereon.
   Dated:............................., 1995
   When signing as attorney, executor, administrator,
   trustee,   guardian    or    in    a    corporate   capacity,   please
   Signed:..................................
   give full title as such.  In case of joint tenants
   or     multiple      owners,      each      party      must     sign.)
   .........................................















                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY